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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                     13-4994650
(State of incorporation                                (I.R.S. employer
if not a national bank)                             identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                10017
(Address of principal executive offices)                     (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                             THE RYLAND GROUP, INC.
               (Exact name of obligor as specified in its charter)
MARYLAND                                                     52-0849948
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                      identification No.)

24025 PARK SORRENTO
CALABASAS, CALIFORNIA                                             91302
(Address of principal executive offices)                     (Zip Code)


                  --------------------------------------------
                                 DEBT SECURITIES
                       (Title of the indenture securities)
                  --------------------------------------------


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                                     GENERAL

Item 1.     General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, State House, Albany, New York
12110.

         Board of Governors of the Federal Reserve System, Washington, D.C.,
20551

         Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2.     Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.




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Item 16.    List of Exhibits

        List  below  all  exhibits   filed  as  a  part  of  this  Statement  of
Eligibility.

        1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        3.  None,   authorization  to  exercise  corporate  trust  powers  being contained in the documents identified above as Exhibits 1 and 2.

        4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

        5.  Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8.  Not applicable.

        9.  Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 21st day of August, 2000.

                            THE CHASE MANHATTAN BANK

                                      By  /s/ P. Kelly
                                         ----------------------------
                                         /s/ P. Kelly
                                             Vice President

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                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                            at the close of business
                      March 31, 2000, in accordance with a
                      call made by the Federal Reserve Bank
                        of this District pursuant to the
                        provisions of the Federal Reserve
                                      Act.

                                                                                        DOLLAR AMOUNTS
                                         ASSETS                                          IN MILLIONS


Cash and balances due from depository institutions:
      Noninterest-bearing balances and
      currency and coin ..............................................................    $  13,460
      Interest-bearing balances ......................................................        3,696
Securities:  .........................................................................
Held to maturity securities...........................................................          671
Available for sale securities.........................................................       56,085
Federal funds sold and securities purchased under
      agreements to resell ...........................................................       31,833
Loans and lease financing receivables:
      Loans and leases, net of unearned income         $132,562
      Less: Allowance for loan and lease losses           2,188
      Less: Allocated transfer risk reserve .........         0
                                                      ---------
      Loans and leases, net of unearned income,
      allowance, and reserve .........................................................      130,374
Trading Assets .......................................................................       50,488
Premises and fixed assets (including capitalized
      leases).........................................................................        3,391
Other real estate owned ..............................................................                                32
Investments in unconsolidated subsidiaries and
      associated companies............................................................          231
Customers' liability to this bank on acceptances
      outstanding ....................................................................          630
Intangible assets ....................................................................        3,891
Other assets .........................................................................       17,423
                                                                                             ------
TOTAL ASSETS .........................................................................     $312,205
                                                                                          =========

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

                                   LIABILITIES
Deposits
      In domestic offices ..................................................... ......     $103,709
      Noninterest-bearing ..............................................$41,611
      Interest-bearing ................................................. 62,098
      In foreign offices, Edge and Agreement
      subsidiaries and IBF's ..........................................................      80,379
Noninterest-bearing ........................................$     4,920
      Interest-bearing .....................................     75,459

Federal funds purchased and securities sold under agree-
ments to repurchase ...................................................................      54,265
Demand notes issued to the U.S. Treasury ........................ .....................         529
Trading liabilities ...................................................................      31,970
Other borrowed money (includes mortgage indebtedness
      and obligations under capitalized leases):
      With a remaining maturity of one year or less ...........                               4,764
      With a remaining maturity of more than one year
             through three years......................................................            0
       With a remaining maturity of more than three years.............................           99
Bank's liability on acceptances executed and outstanding                                        630
Subordinated notes and debentures ..................................... ..............        5,430
Other liabilities ....................................................................       11,663

TOTAL LIABILITIES ....................................................................      293,438

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                     0
Common stock .........................................................................        1,211
Surplus  (exclude all surplus related to preferred stock)... .........................       11,066
Undivided profits and capital reserves ...............................................        7,698
Net unrealized holding gains (losses)
on available-for-sale securities .....................................................       (1,224)
Accumulated net gains (losses) on cash flow hedges....................................            0
Cumulative foreign currency translation adjustments .........                                    16
TOTAL EQUITY CAPITAL .................................................................       18,767
                                                                                             ------
TOTAL LIABILITIES AND EQUITY CAPITAL .................................................     $312,205
                                                                                         ==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.

                            WILLIAM B. HARRISON, JR.   )
                            HAROLD S. HOOK             )DIRECTORS
                                 MARINA v.N. WHITMAN         )
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